UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2012

CONVIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34707	74-2935609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11501 Domain Drive, Suite 200 Austin, Texas 78758	(512) 652-2600
(Address of principal executive offices)	(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 9, 2012, Convio, Inc. (the “Company”) publicly disseminated a press release announcing unaudited financial results for its quarter and year ended December 31, 2011.

The foregoing description is qualified in its entirety by reference to the Company’s press release, dated February 9, 2012, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

          (d) Exhibits

99.1	Press release dated February 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 9, 2012	By:	/s/ JAMES R. OFFERDAHL
James R. Offerdahl
Chief Financial Officer and Vice President of Administration (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

99.1	Press release dated February 9, 2012